Exhibit 21.1

SENIOR HOUSING PROPERTIES TRUST

SUBSIDIARIES OF THE REGISTRANT

Name	State of Formation, Organization or Incorporation
CCC Alpha Investments Trust.......................................................................................	Maryland
CCC Delaware Trust.....................................................................................................	Maryland
CCC Financing I Trust...................................................................................................	Maryland
CCC Financing Limited, L.P..........................................................................................	Delaware
CCC Investments I, L.L.C..............................................................................................	Delaware
CCC Leisure Park Corporation.......................................................................................	Delaware
CCC of Kentucky Trust.................................................................................................	Maryland
CCC Pueblo Norte Trust...............................................................................................	Maryland
CCC Retirement Communities II, L.P..............................................................................	Delaware
CCC Retirement Partners Trust.....................................................................................	Maryland
CCC Retirement Trust...................................................................................................	Maryland
CCDE Senior Living LLC...............................................................................................	Delaware
CCOP Senior Living LLC...............................................................................................	Delaware
Crestline Ventures LLC.................................................................................................	Delaware
CSL Group, Inc............................................................................................................	Indiana
Ellicott City Land I, LLC.................................................................................................	Delaware
HRES1 Properties Trust...............................................................................................	Maryland
HRES2 Properties Trust...............................................................................................	Maryland
Leisure Park Venture Limited Partnership.....................................................................	Delaware
Lexington Office Realty Trust (Nominee Trust).............................................................	Massachusetts
MSD Pool 1 LLC...........................................................................................................	Maryland
MSD Pool 2 LLC...........................................................................................................	Maryland
O.F.C. Corporation.......................................................................................................	Indiana
RSA Healthcare, Inc......................................................................................................	Tennessee
SNH 30 Newcrossing Inc..............................................................................................	Maryland
SNH AL AIMO Tenant, Inc............................................................................................	Maryland
SNH AL AIMO Tenant II, Inc..........................................................................................	Maryland
SNH AL AIMO, Inc........................................................................................................	Maryland
SNH AL AIMO II, Inc......................................................................................................	Maryland
SNH AL Cumming LLC.................................................................................................	Maryland
SNH AL Cumming Tenant LLC.....................................................................................	Maryland
SNH AL Georgia LLC...................................................................................................	Maryland
SNH AL Georgia Holdings LLC.....................................................................................	Maryland
SNH AL Georgia Tenant LLC.......................................................................................	Maryland
SNH AL Properties LLC...............................................................................................	Maryland
SNH AL Properties Trust...............................................................................................	Maryland
SNH AL TRS, Inc..........................................................................................................	Maryland
SNH Alpharetta LLC.....................................................................................................	Delaware
SNH ALT Leased Properties Trust...............................................................................	Maryland
SNH Bakersfield LLC...................................................................................................	Maryland
SNH Baton Rouge (North) LLC.....................................................................................	Delaware
SNH Baton Rouge (Realtors) LLC.................................................................................	Delaware
SNH Blaine Inc............................................................................................................	Maryland
SNH BRFL Properties LLC...........................................................................................	Delaware
SNH BRFL Tenant LLC.................................................................................................	Delaware
SNH Bridgewater LLC...................................................................................................	Delaware
SNH CALI Tenant LLC.................................................................................................	Delaware
SNH Carlsbad LP.........................................................................................................	Delaware
SNH CCMD Properties LLC...........................................................................................	Delaware
SNH CCMD Properties Borrower LLC.............................................................................	Delaware
SNH CCMD Tenant LLC...............................................................................................	Delaware
SNH CHS Properties Trust...........................................................................................	Maryland

SNH Clear Brook LLC...................................................................................................	Delaware
SNH Clear Creek Properties Trust.................................................................................	Maryland
SNH Concord LLC.......................................................................................................	Delaware
SNH Denham Springs LLC...........................................................................................	Delaware
SNH Durham LLC.........................................................................................................	Delaware
SNH Fan Pier, Inc........................................................................................................	Maryland
SNH Fan Pier TRS, Inc................................................................................................	Maryland
SNH FM Financing LLC.................................................................................................	Delaware
SNH FM Financing Trust...............................................................................................	Maryland
SNH Glenview (Patriot) LLC.........................................................................................	Delaware
SNH GP Carlsbad LLC.................................................................................................	Delaware
SNH GP Valencia LLC.................................................................................................	Delaware
SNH Harrisburg LLC.....................................................................................................	Delaware
SNH IL Joplin Inc..........................................................................................................	Maryland
SNH IL Properties Trust...............................................................................................	Maryland
SNH Independence Park LLC.......................................................................................	Delaware
SNH Jackson LLC.........................................................................................................	Delaware
SNH Kent Properties LLC.............................................................................................	Maryland
SNH LTF Properties LLC...............................................................................................	Maryland
SNH Maryland Heights LLC...........................................................................................	Delaware
SNH Medical Office Properties LLC...............................................................................	Delaware
SNH Medical Office Properties Trust.............................................................................	Maryland
SNH Medical Office Realty Trust (Nominee Trust).........................................................	Massachusetts
SNH MezzCo San Antonio LLC.....................................................................................	Delaware
SNH Modesto LLC.......................................................................................................	Maryland
SNH NS Mtg Properties 2 Trust.....................................................................................	Maryland
SNH NS Properties Trust.............................................................................................	Maryland
SNH Phoenix (Cotton) LLC...........................................................................................	Delaware
SNH Plaquemine LLC...................................................................................................	Delaware
SNH PLFL Properties LLC.............................................................................................	Delaware
SNH PLFL Tenant LLC.................................................................................................	Delaware
SNH Prairieville LLC.....................................................................................................	Delaware
SNH Redmond Properties LLC.....................................................................................	Maryland
SNH REIT Irving LLC.....................................................................................................	Delaware
SNH REIT Rockwall LLC...............................................................................................	Delaware
SNH REIT San Antonio LLC.........................................................................................	Delaware
SNH REIT Victoria LLC.................................................................................................	Delaware
SNH RMI Fox Ridge Manor Properties LLC...................................................................	Maryland
SNH RMI Jefferson Manor Properties LLC.....................................................................	Maryland
SNH RMI McKay Manor Properties LLC.........................................................................	Maryland
SNH RMI Northwood Manor Properties LLC...................................................................	Maryland
SNH RMI Oak Woods Manor Properties LLC.................................................................	Maryland
SNH RMI Park Square Manor Properties LLC...............................................................	Maryland
SNH RMI Properties Holding Company LLC...................................................................	Maryland
SNH RMI Smith Farms Manor Properties LLC.................................................................	Maryland
SNH RMI Sycamore Manor Properties LLC...................................................................	Maryland
SNH SE Ashley River LLC.............................................................................................	Delaware
SNH SE Ashley River Tenant LLC.................................................................................	Delaware
SNH SE Barrington Boynton LLC...................................................................................	Delaware
SNH SE Barrington Boynton Tenant LLC.......................................................................	Delaware
SNH SE Burlington LLC...............................................................................................	Delaware
SNH SE Burlington Tenant LLC.....................................................................................	Delaware
SNH SE Daniel Island LLC...........................................................................................	Delaware
SNH SE Daniel Island Tenant LLC.................................................................................	Delaware
SNH SE Habersham Savannah LLC.............................................................................	Delaware
SNH SE Habersham Savannah Tenant LLC.................................................................	Delaware
SNH SE Holly Hill LLC...................................................................................................	Delaware
SNH SE Holly Hill Tenant LLC.......................................................................................	Delaware
SNH SE Kings Mtn LLC.................................................................................................	Delaware

SNH SE Kings Mtn Tenant LLC.....................................................................................	Delaware
SNH SE Mooresville LLC...............................................................................................	Delaware
SNH SE Mooresville Tenant LLC...................................................................................	Delaware
SNH SE N. Myrtle Beach LLC.......................................................................................	Delaware
SNH SE N. Myrtle Beach Tenant LLC...........................................................................	Delaware
SNH SE Properties LLC...............................................................................................	Delaware
SNH SE Properties Trust.............................................................................................	Maryland
SNH SE SG LLC...........................................................................................................	Delaware
SNH SE SG Tenant LLC...............................................................................................	Delaware
SNH SE Tenant 2 TRS, Inc..........................................................................................	Maryland
SNH SE Tenant TRS, Inc..............................................................................................	Maryland
SNH Somerford Properties Trust...................................................................................	Maryland
SNH St. Louis LLC.......................................................................................................	Delaware
SNH Teaneck Properties LLC.......................................................................................	Delaware
SNH Teaneck Tenant LLC...........................................................................................	Delaware
SNH Tempe LLC...........................................................................................................	Delaware
SNH TRS, Inc..............................................................................................................	Delaware
SNH Valencia LP.........................................................................................................	Delaware
SNH Ward Ave. Properties I Inc....................................................................................	Maryland
SNH Ward Ave. Properties II Inc....................................................................................	Maryland
SNH Well Properties GA‑MD LLC...................................................................................	Delaware
SNH Well Properties Trust...........................................................................................	Maryland
SNH Wilmington LLC.....................................................................................................	Maryland
SNH Yonkers Properties Trust.....................................................................................	Maryland
SNH Yonkers Tenant Inc..............................................................................................	Maryland
SNH/CSL Properties Trust...........................................................................................	Maryland
SNH/LTA Properties GA LLC.........................................................................................	Maryland
SNH/LTA Properties Trust...........................................................................................	Maryland
SNH/LTA SE Home Place New Bern LLC.......................................................................	Delaware
SNH/LTA SE McCarthy New Bern LLC...........................................................................	Delaware
SNH/LTA SE Wilson LLC...............................................................................................	Delaware
SPTGEN Properties Trust.............................................................................................	Maryland
SPTIHS Properties Trust...............................................................................................	Maryland
SPTMISC Properties Trust...........................................................................................	Maryland
SPTMNR Properties Trust.............................................................................................	Maryland
SPTMRT Properties Trust.............................................................................................	Maryland
SPTSUN II Properties Trust...........................................................................................	Maryland